GENERAL (Tables)	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of Pro Forma Results
The following table presents unaudited pro forma revenue, net income and basic and diluted net income (loss) for periods presented assuming the acquisitions of Cybertinel, Viewfinity and Agata occurred on January 1, 2014. The pro forma information is not necessarily indicative of the results of operations, which actually would have occurred has the acquisitions been consummated on those dates, nor does it purport to represent the results of operations for future periods:

	December 31,
	2014	2015

Pro forma revenue	$108,517	$165,924
Pro forma net income	$76	$18,725
Basic net income (loss) per ordinary share	$(0.28)	$0.58
Diluted net income (loss) per ordinary share	$(0.28)	$0.53